UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 31, 2011

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 North Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2011, Gary E. McCullough resigned from his positions as President and Chief Executive Officer and as a member of the Board of Directors (the “Board”) of Career Education Corporation (the “Company”).

In connection with Mr. McCullough’s resignation, the Company and Mr. McCullough entered into a letter agreement dated November 1, 2011 (the “Letter Agreement”). A copy of the Letter Agreement is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein. Among the provisions, the Letter Agreement provides that Mr. McCullough is entitled to all rights and benefits under his Employment Agreement, as amended, with the Company (the “Employment Agreement’), as a termination without cause. The Employment Agreement provides for various compensation to be paid to Mr. McCullough in connection with his termination of employment. The Company intends to record an estimate of the expense associated with these payments in its fourth quarter 2011 results of operations. The material terms of any future arrangements with Mr. McCullough will be disclosed in a subsequent filing.

On October 31, 2011, the Board appointed Steven H. Lesnik as President and Chief Executive Officer of the Company. Mr. Lesnik has served as Chairman of the Company since 2008 and as a member of the Board since 2006. Mr. Lesnik continues to serve as Chairman and as a member of the Board. During his service as President and Chief Executive Officer, Mr. Lesnik will receive a salary of $83,333 per month, but will not continue to receive any additional compensation as Chairman or as a member of the Board.

Item 7.01. Regulation FD Disclosure.

On November 1, 2011, the Company issued a press release announcing the management and other changes described in Items 5.02 and 8.01 of this Form 8-K. A copy of the release is attached as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.

Item 8.01. Other Events.

On October 31, 2011, the Company appointed Leslie T. Thornton, a member of the Board, to serve as Lead Independent Director of the Board, effective immediately. As of the date of this report, no new compensatory arrangements have been entered into with Ms. Thornton in connection with her appointment as Lead Independent Director. Once determined, the material terms of such arrangements will be disclosed in a subsequent filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Letter Agreement, dated November 1, 2011, by and between Gary E. McCullough and the Company

99.2	Press release of the Company dated November 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and Corporate Secretary
Dated: November 2, 2011

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Letter Agreement, dated November 1, 2011, by and between Gary E. McCullough and the Company.

99.2	Press release of the Company dated November 1, 2011.